                                                             EXHIBIT 23



                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




     As independent public accountants, we hereby consent to the incorporation of our report dated February 28, 1997, included in this Form 10-KSB, into the Company's previously filed Registration Statement File No. 33-93754 on Form S-8.




Portland, Oregon
March 20, 1997

                                          /s/ Arthur Andersen LLP